ASSIGNMENT OF LEASES AND RENTS


     This ASSIGNMENT OF LEASES AND RENTS (this "Assignment") is made this 2nd day of July, 2007.

     165-25 147th Avenue, LLC, a New York limited liability company having an address at 444 Merrick Road, Suite 370, Lynbrook, New York 11563, 49-19 Rockaway Beach Boulevard, LLC, a New York limited liability company having an address at 444 Merrick Road, Suite 370, Lynbrook, New York 11563, 85-01 34th Avenue, LLC, a New York limited liability company having an address at 444 Merrick Road, Suite 370, Lynbrook, New York 11563, and 114-15 Guy Brewer Boulevard, LLC, a New York limited liability company having an address at 444 Merrick Road, Suite 370, Lynbrook, New York 11563 (individually and collectively, "Assignor"), for good and valuable consideration and to secure the repayment of an indebtedness in the maximum aggregate principal sum of ONE MILLION AND NO/100 DOLLARS ($1,000,000.00), do hereby absolutely, presently and irrevocably assign, transfer and set over unto ING USA Annuity and Life Insurance Company, ING Life Insurance and Annuity Company, ReliaStar Life Insurance Company and Security Life of Denver Insurance Company (individually and collectively, and including any other Persons that may from time to time become Lenders under and as defined in the Loan Agreement (as defined below), the "Assignee") the following:

          A. All of the right, title and interest of Assignor in and to those certain leases and subleases affecting all or a portion of the real properties more particularly described in Schedules A-1 through A-4 hereto (each a "Property" and collectively, the "Property"), which leases and subleases are listed in Schedules B-1 through B-4 hereto (the "NYC Leases"), and all other and future leases and subleases of the Property, and all modifications, renewals, and extensions of the leases and subleases listed in Schedules B-1 through B-4 and of other and future lease(s) and subleases, and guarantees, if any, of the lessee's obligations under said leases and subleases listed in Schedules B-1 through B-4 and under other and future leases and subleases. Each of said leases and subleases and other and future leases and subleases and all modifications, renewals and extensions and guarantees, if any, relating thereto are hereinafter collectively referred to as the "Leases".

          B. All rents, issues, income, proceeds and profits arising from the Leases and from the use and occupation of the Property, including, without limitation, all fixed and additional rents, cancellation payments, and all sums due and payments made under any guarantee of any of the Leases or any obligations thereunder (collectively "Rents").

          C. All rights, powers, privileges, options and other benefits of Assignor under the Leases, including, without limitation, the immediate and continuing right to make claim for, receive, collect and receipt for all Rents, including the right to make such claim in a proceeding under the Bankruptcy Code (hereinbelow defined), and the right to apply the same to the payment of the Obligations (as defined below).

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     THIS ASSIGNMENT is an absolute,  present and irrevocable  assignment and is made for the purpose of securing:

          A. The payment of all sums and indebtedness now or hereafter due under those certain Mortgage Notes dated of even date herewith executed by Assignor and those certain other borrowers identified therein (the "Borrowers") in favor of Assignee, together with any amendments, extensions or renewals thereof (the Mortgage Notes, together with all amendments, extensions or renewals thereof is hereinafter referred to as the "Mortgage Notes") in the maximum aggregate principal sum of One Million and 00/100 Dollars ($1,000,000.00), which Mortgage Notes are also secured by a Mortgage and Security Agreement dated of even date herewith from Assignor in favor of Assignee (the Mortgage and Security Agreement, together with all amendments, extensions or renewals thereof is hereinafter called the "Mortgage") encumbering the Property and intended to be duly recorded in Queens County, New York.

          B. The performance and discharge of each and every obligation, covenant and agreement of Assignor under this Assignment, the Mortgage Notes, and the Mortgage (collectively the "Loan Documents").

          C. The payment of the principal sum referred to above and all interest, Make-Whole Amounts and other fees, costs, expenses, indemnities and other obligations owed by Assignor or any of the other Borrowers under the Loan Documents (hereinafter, the "Mortgage Obligations").

     THIS ASSIGNMENT is made on the following covenants, terms and conditions:

1. ASSIGNOR'S REPRESENTATIONS, COVENANTS AND WARRANTIES

     1.1 Representations, Covenants and Warranties as to Leases. Each Assignor hereby represents, covenants and warrants to each Assignee as follows:

     (a) Assignor has not executed any prior assignment of or granted any prior assignment of the Leases and Rents, nor has it performed any act or executed any other instrument that might prevent Assignor from fulfilling any of the terms and conditions of this Assignment or that might prevent Assignee from operating under any of the terms and conditions of this Assignment or that would limit Assignee in such operation;

     (b) Assignor has not executed or granted any modification whatsoever of any of the Leases, except as indicated in Schedules B-1 through B-4; the Leases are in full force and effect; and, to Assignor's knowledge and belief, there are no defaults now existing under the Leases, or any conditions that, after notice, passage of time, or both would constitute defaults; Assignor has no knowledge of any notice of termination or "landlord" default issued by any lessee with respect to any Lease except as alleged in certain estoppel certificates from tenant under the NYC Leases, copies of which Assignee acknowledges receipt; and Assignor has provided to Assignee copies of all "tenant"

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          default  notices  issued by or on behalf of  Assignor  in  respect  of uncured tenant defaults;

     (c) Assignor will observe and perform all the obligations imposed upon the landlord under any Leases and will not do or permit to be done anything to impair any of the Leases;

     (d) Assignor shall use good faith efforts to enforce the obligations of the tenants under the Leases;

     (e) Assignor shall not take any action that would cause any Lease to cease to be in full force and effect;

     (f) Assignor shall promptly furnish to Assignee any notice of default or termination received by Assignor from any tenant, and shall simultaneously provide Assignee with a copy of any notice of default or termination provided by Assignor to any tenant;

     (g) Assignor shall not waive any material default under or any material breach of any Lease;

     (h) Assignor shall not collect any of the Rents arising or accruing under the Leases or from the Property in advance of the time when the same shall become due under the Leases;

     (i) Except with the prior written consent of Assignee, Assignor shall not cancel, surrender, sublet, assign, transfer, pledge, mortgage or subordinate any Lease or consent to any cancellation, surrender, termination, transfer, pledge, mortgage, subordination, subletting or assignment of any Lease, except for that certain sublease from the City of New York ("NYC") to Metropolitan Transit Authority and MTA Bus Company dated November 29, 2005 (the "MTA Sublease");

     (j) Except with the prior written consent of Assignee, Assignor shall not alter or modify any material term of any Lease, give any consent or exercise any option required or permitted by any such term, accept a surrender thereof, or consent to any assignment of or subletting under the Leases (other than the MTA Sublease), whether or not in accordance with their terms. Without limiting the generality of the foregoing, prior to the occurrence of an Event of Default (as defined below), Assignor may make non-material modifications and amendments to the Leases that are entered into in the ordinary course of business, consistent with prudent property management practices and do not affect adversely the economic terms of such Leases ("Non-Material Amendments"), provided that Assignor shall deliver a copy of each Non-Material Amendment to -------- Assignee not later than five
          Business Days following the effective thereof. Following an Event of Default, Non-Material Amendments shall require the prior written consent of Assignee;

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     (k)  The rent rolls  delivered to Assignee on even date herewith (the "Rent
          Roll") are true, complete and correct in all material respects;

     (l) The Leases (including amendments) are in writing, and there are no oral agreements with respect thereto;

     (m) The copies of the Leases delivered to Assignee are true, complete and correct;

     (n) Assignor has not assigned or pledged any of the Leases or Rents or any interests therein except to Assignee. Assignor shall not execute any other assignment or encumbrance of the Leases and Rents;

     (o) No tenant or other party has an option to purchase all or any portion of the Property;

     (p) No tenant has the right to terminate its Lease prior to expiration of the stated term of such Lease, except as specifically provided in the NYC Leases; and

     (q)  No tenant has prepaid more than one month's Rent in advance.

          With  respect to  subsection  (h) and (j) above,  reference is made to
          Section 291-f of the New York Real Property Law. If requested by Assignee to do so, Assignor shall promptly give written notice to all tenants of the text or subsections (h) and (j) hereof in accordance with Section 291-f. Assignor further agrees that recordation of this Assignment constitutes notice to the tenants to the extent provided for in Section 291-f.

2. ABSOLUTE ASSIGNMENT OF LEASES

     Assignor and Assignee intend that this Assignment constitute a present, irrevocable and absolute assignment of the Leases and Rents, and not an assignment for additional security only. Assignor represents that Assignor has provided written notice of the existence of this Assignment to every tenant under every Lease and has instructed such tenants to remit all Rents directly to the following account (and Assignor shall use good faith efforts to cause all such tenants to remit all Rents directly to such account, or to such other account as Assignee may from time to time specify in writing):






     Prior to the occurrence of an Event of Default (as defined below), in accordance with a separate Servicing Agreement entered into by and among Assignor, Assignee and ING North American Insurance Corp. (the "Servicer"), the Servicer shall remit to Assignor within three (3) Business Days after receipt of the Rents the net Rent ("Net Rent") remaining after payment of all debt service due Assignee for the applicable month with respect to the Mortgage Obligations and making all other payments required under the Servicing Agreement. After the

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occurrence  of an  Event  of  Default  and  the  expiration  of  any  applicable
Standstill Period (as defined below), in addition to any other remedies available to Assignee under this Assignment, the Mortgage and the other Loan Documents, Assignee shall immediately be entitled to receipt and possession of all Rents and the obligation to cause the Servicer to remit any Net Rent to Assignor shall immediately cease.

3. EVENTS OF DEFAULT; REMEDIES

     An "Event of Default" shall exist if any of the following conditions or events shall occur and be continuing:

     (a) There shall exist a Material Lease Event of Default (as defined below), provided that Assignor shall have the right (subject to there existing no other Events of Default hereunder or under any other Loan Document), for up to three months consecutively and for a total of up to six months over the term of the Loan for all such events, to cure any one or more "Events of Default" under any of the NYC Leases before any of such "Events of Default" under any of the NYC Leases shall constitute an Event of Default hereunder; or

     (b) Any Lease is terminated by the tenant thereunder or by any other person empowered to do so, acting as provided in Section 34.04 of the NYC Leases as in effect on the date hereof (or any identical or similar provisions in any subsequent Lease) or otherwise; or

     (c) Any amendment or modification of any Lease, other than a Non-Material Amendment permitted by Section 1.1(j), is entered into without Assignee's prior written consent; or

     (d) Any Rents are not either (i) remitted directly to the account specified in or pursuant to Section 2 or (ii) caused by Assignor to be remitted to such account (or as otherwise directed by Assignee) not later than two Business Days after such Rents are received by or on behalf of Assignor; or

     (e) Assignor defaults in the performance of or compliance with the terms of
Section 1.1(n); or

     (f) Assignor defaults in the performance of or compliance with any other term or condition of this Assignment and such default is not remedied within 30 days after the earlier to occur of (i) its obtaining actual knowledge of such default and (ii) receiving written notice of such default from Assignee; or

         (g) a condition or event specified in any other Loan Document to be an Event of Default (including the passage of any applicable grace or cure period) shall occur and be continuing.

     As used herein, "Material Lease Event of Default" means:

     (i) any one or more "Events of Default" referred to in clauses (a)(i), (c) and (d) of Section 18.01 of any NYC Lease as in effect on the date hereof (or any identical or substantially similar event of default referred to in any subsequent version of any Lease); or

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     (ii) any one or more  material  "Events of Default"  referred to in clauses
(a)(ii) and (b) of Section 18.01 of any NYC Lease as in effect on the date hereof (or any identical or substantially similar event of default referred to in any subsequent version of any Lease), provided that a determination in good faith by Assignee that any such event is material shall be conclusive for purposes hereof.

     Upon the occurrence of and during the continuance of any Event of Default described in any of subsections (a), (b) or (c) above (a "Curable Lease Default"), and provided that Assignor and the other Borrowers are not otherwise in default under the Loan Documents beyond any applicable grace or cure period, Assignor shall have a period of up to 90 days from the occurrence of such Curable Lease Default (the "Standstill Period") to cure such Curable Lease Default or prepay or pay the Loans and all other Obligations (including, without limitation, any Make-Whole Amount and Breakage Cost Indemnity) in full, but not in part, prior to Assignee exercising its remedies under this Assignment and/or any other Loan Documents. Should any Curable Lease Default exist following the expiration of the Standstill Period, Assignee shall be entitled to exercise all rights and remedies under this Assignment and the other Loan Documents.

     Upon the occurrence of an Event of Default and the expiration of any applicable Standstill Period, Assignee may, at its option, subject to any rights of tenants, without waiving such Event of Default and without notice or regard to the adequacy of the security for the Mortgage Obligations, either in person or by agent, nominee or attorney, or by a receiver appointed by a court, with or without bringing any action or proceeding, dispossess Assignor and its agents and servants from the Property, without liability for trespass, damages or otherwise, and exclude Assignor and its agents from the Property.

     Upon the occurrence of an Event of Default and the expiration of any applicable Standstill Period, subject to any rights of tenants, Assignee may also take possession of the Property and all books, records and accounts relating thereto and have, hold, manage, lease and operate the Property on such terms and for such period of time as Assignee may deem proper. In addition, and with or without taking possession of the Property, Assignee, in its own name, may demand, sue for or otherwise collect and receive all Rents, including those past due and unpaid and may apply any Rents collected in such order of priority as Assignee in its sole discretion deems appropriate, to the payment of:

     (a) all expenses of managing the Property, including, without limitation, the salaries, fees and wages of a managing agent and such other persons or entities as Assignee may deem necessary or desirable, and all expenses of operating and maintaining the Property, including, without limitation, all taxes, claims, assessments, ground rents, water rents, sewer rents and any other liens or charges, and premiums for all insurance which Assignee may deem necessary or desirable, and the cost of all alterations, renovations, repairs or replacements, and all expenses incident to taking and retaining possession of the Property;

     (b) the Mortgage Obligations; and

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     (c) all costs and reasonable  attorneys'  fees incurred in connection  with the enforcement of this Assignment and any of the Loan Documents.

Such rights shall be in addition to, and not in substitution of, any rights of Assignee under the Servicing Agreement.

4. NO LIABILITY OF ASSIGNEE

     This Assignment shall not be construed to bind Assignee to the performance of any of the covenants, conditions, or provisions contained in any Lease, or otherwise impose any obligation upon Assignee. Assignee shall not be liable for any loss sustained by Assignor resulting from Assignee's failure to let the Property after an Event of Default, or from any other act or omission of Assignee either in collecting the Rents, or if Assignee shall have taken possession of the Property, in managing the Property after an Event of Default, unless such loss is caused by the willful misconduct or bad faith of Assignee.

5. NO MORTGAGEE IN POSSESSION

     In the absence of taking actual possession of the Property by Assignee, in its own right and person, Assignee (i) shall not be deemed a mortgagee in possession, (ii) shall not be responsible for the payment of any taxes or assessments with respect to the Property, (iii) shall not be liable to perform any obligation of the lessor under any Leases or under applicable law, (iv) shall not be liable to any person for any dangerous or defective condition in the Property nor for any negligence in the management, upkeep, repair, or control of the said Property resulting in loss or injury or death to any person unless the same shall result from Assignee's own gross negligence or willful misconduct, and (v) shall not be liable in any manner for the remediation of any Hazardous Materials located on the Property or the violation of any Environmental Laws.

6. BANKRUPTCY

     Assignee shall have the right to proceed in its own name or in the name of Assignor in respect of any claim, suit, action or proceeding, relating to any Leases in a proceeding under the bankruptcy laws of the United States
("Bankruptcy Code") including, without limitation, the right to file and prosecute, all to the exclusion of Assignor, any proofs of claim, complaints, motions, applications, notices and other documents.

     If there shall be filed by or against Assignor a petition under the Bankruptcy Code, and Assignor, as lessor under any Lease(s), shall determine to reject any Leases pursuant to Section 365(a) of the Bankruptcy Code, Assignor shall give Assignee not less than ten days' prior notice of the date on which Assignor shall apply to the bankruptcy court for authority to reject the Leases. Assignee shall have the right, but not the obligation, to serve upon Assignor within such ten-day period a notice stating that (i) Assignee demands that Assignor assume and assign the Lease to Assignee pursuant to Section 365 of the Bankruptcy Code and (ii) Assignee covenants to cure or provide adequate assurance of future performance under the Leases. If Assignee serves upon Assignor the notice described in the preceding sentence, Assignor shall not seek to reject the Leases and shall comply with the demand provided for in clause (i) of the preceding sentence within 30 days after the notice shall have been given,

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subject to the  performance  by Assignee of the covenant  provided for in clause
(ii) of the preceding sentence.

7. INDEMNITY OF ASSIGNEE

     Assignor hereby indemnifies Assignee for, and holds Assignee harmless from, any and all liability, loss or damage that may be incurred under the Leases, or under or by reason of this Assignment, and from any and all claims and demands whatsoever that may be asserted against Assignee by reason of any alleged obligations or undertakings under any of the Leases, except to the extent that any such liability, loss, damages or demand results from Assignee's own gross negligence or willful misconduct.

     Should Assignee incur any such liability under the Leases or under or by reason of this Assignment or in defense of any such claims or demands, except to the extent that the same shall have resulted from Assignee's own gross negligence or willful misconduct, the amount thereof, including costs, expenses and reasonable attorneys' fees, shall be secured by this Assignment and Assignor shall reimburse Assignee therefor, immediately upon demand and upon the failure of Assignor so to do, Assignee, at its option, may declare all Mortgage Obligations immediately due and payable.

8. NO WAIVER OF RIGHTS BY ASSIGNEE

     Nothing contained in this Assignment and no act done or omitted by Assignee pursuant to the powers and rights granted it hereunder shall be deemed to be a waiver by Assignee of any of its rights and remedies under the Mortgage Notes, the Mortgage or any other Loan Document. This Assignment is made and accepted without prejudice to any of such rights and remedies possessed by Assignee to collect the Mortgage Obligations and to enforce the Loan Documents, and said rights and remedies may be exercised by Assignee either prior to, simultaneously with, or subsequent to any action taken by it hereunder.

9. RELEASES OF PARTIES AND SECURITY

     Assignee may take or release other security for the payment of the Mortgage Obligations, may release any party primarily or secondarily liable therefor, and may apply any other security held by it to the satisfaction of any portion of the Mortgage Obligations without prejudice to any of its rights under this Assignment.

10. FUTURE ASSURANCES

     Assignor agrees that it will, from time to time, promptly upon demand therefor by Assignee, deliver to Assignee an executed counterpart of each and every Lease. Further, Assignor agrees that it will execute and acknowledge such additional assurances and assignments as Assignee reasonably may request covering any and all of the Leases.

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11. AMENDMENTS

     This Assignment may not be altered or amended except in a writing, intended for that specific purpose, signed by both Assignor and Assignee.

12. HEADINGS AND CAPTIONS

     The headings and captions of various sections of this Assignment are for convenience only and are not to be construed as defining or limiting, in any way, the scope or intent of the provisions hereof.

13. NOTICES

     All notices and communications provided for hereunder shall be in writing and sent by (i) telecopy if the sender on the same day sends a confirming copy of such notice by recognized overnight delivery service (charges prepaid), (ii) certified or registered mail with return receipt requested (postage prepaid), or
(ii) recognized overnight delivery service (with charges prepaid), addressed in all cases to any party hereto addressed to Assignor or Assignee, as the case may be, at the address furnished below, and that such address may be changed from time to time by either party by serving a notice on the other as provided herein:

         Address of Assignor:

         444 Merrick Road, Suite 370
         Lynbrook, New York  11563
         Attn:  Jerome Cooper
         Fax:  (516) ____-_______

         Address of Assignee:

         ING USA ANNUITY AND LIFE INSURANCE COMPANY
         ING LIFE INSURANCE AND ANNUITY COMPANY
         RELIASTAR LIFE INSURANCE COMPANY
         SECURITY LIFE OF DENVER INSURANCE COMPANY
         c/o ING Investment Management LLC
         5780 Powers Ferry Road NW, Suite 300
         Atlanta, GA 30327-4347
         Attn: Private Placements
         Fax: (770) 690-5057

14. GOVERNING LAW

     This instrument shall be governed by the laws of the State of New York and, upon the occurrence or an Event of Default, Assignee shall have, in addition to the rights and remedies set forth herein, all rights and remedies available to Assignee as the holder of an assignment or leases, rents, issues and profits in the State of New York.

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15. DISCHARGE

     Until the payment in full of the Mortgage Obligations, this Assignment shall continue in full force and effect, whether or not recorded. Assignor hereby authorizes Assignee to furnish to any person written notice, that this Assignment remains in effect and agrees that such person may rely upon and shall be bound by such statement. Upon payment in full of the Mortgage Obligations this Assignment shall be void and of no effect, and Assignee shall execute and return to Assignor such reasonable documents and instruments evidencing the termination of this Assignment as Assignor shall submit to Assignee for signature.

16. CONSENT, ETC. OF ASSIGNEE

     To the extent that any consent, approval, decision or other determination of Assignee is required hereunder, such consent, approval, decision or other determination may be granted or made by the Required Lenders, unless pursuant to the Loan Agreement (as defined below) the consent, approval, decision or other determination of all the Lenders is required as a result of the subject matter thereof.

17. SEVERABILITY

     If any one or more of the provisions contained in this Assignment shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Assignment but this Assignment shall be construed as if such invalid, illegal, or unenforceable provision had never been contained herein.

18. WAIVER OF JURY TRIAL

     EACH PARTY HERETO HEREBY IRREVOCABLY, KNOWINGLY, VOLUNTARILY, AND INTENTIONALLY WAIVES ANY RIGHTS IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, ANY OF THE LOAN DOCUMENTS, OR ANY COURSE OF CONDUCT, COURSE OF DEALING OR STATEMENTS (WHETHER ORAL OR WRITTEN) RELATING TO THE FOREGOING. THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE LENDERS TO ENTER INTO THE MORTGAGE LOAN.

19. DEFINITIONS

     Except as otherwise provided herein, capitalized terms used herein have the meanings ascribed to them in that certain Loan Agreement of even date herewith (the "Loan Agreement") by among the Lenders and the Borrowers which governs both
(i) the Mortgage Loan evidenced by the Mortgage Notes and secured, in part, by this Assignment and (ii) the Non-Mortgage Loans (as defined in the Loan Agreement).

             [Remainder of page blank; next page is signature page.]

     IN WITNESS WHEREOF, each Assignor has duly executed this Assignment as of the date first written above.

                                           ASSIGNOR:

                                           165-25 147th Avenue, LLC,
                                           a New York limited liability company


                                           By: ____________________________
                                           Name:
------------------------------
                                           Title:


                                           49-19 Rockaway Beach Boulevard, LLC,
                                           a New York limited liability company


                                           By: ____________________________
------------------------------
                                           Name:
                                           Title:

                                           85-01 34th Avenue, LLC,
                                           a New York limited liability company


                                           By: ____________________________
------------------------------
                                           Name:
                                           Title:

                                           114-15 Guy Brewer Boulevard, LLC,
                                           a New York limited liability company


                                           By: ____________________________
------------------------------
                                           Name:
                                           Title:

State of New York :
                  : ss:
County of         :

On the ___ day of June in the year 2007 , before me, the undersigned, personally appeared

     , personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is (are) subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacity(ies), and that by his/her/their signature(s) on the instrument, the individual(s), or the person upon behalf of which the individual(s) acted, executed the instrument.


                        ________________________________________________________
                        Signature and office of individual taking acknowledgment




State of New York :
                  : ss:
County of         :

On the ___ day of June in the year 2007 , before me, the undersigned, personally appeared

     , personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is (are) subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacity(ies), and that by his/her/their signature(s) on the instrument, the individual(s), or the person upon behalf of which the individual(s) acted, executed the instrument.



                        ________________________________________________________
                        Signature and office of individual taking acknowledgment

State of New York :
                  : ss:
County of         :

On the ___ day of June in the year 2007 , before me, the undersigned, personally appeared

     , personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is (are) subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacity(ies), and that by his/her/their signature(s) on the instrument, the individual(s), or the person upon behalf of which the individual(s) acted, executed the instrument.


                        ________________________________________________________
                        Signature and office of individual taking acknowledgment



State of New York :
                  : ss:
County of         :

On the ___ day of June in the year 2007 , before me, the undersigned, personally appeared

     , personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is (are) subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacity(ies), and that by his/her/their signature(s) on the instrument, the individual(s), or the person upon behalf of which the individual(s) acted, executed the instrument.


                        ________________________________________________________
                        Signature and office of individual taking acknowledgment

                                  SCHEDULE A-1


                       DESCRIPTION OF FIRST GREEN PROPERTY

                                  SCHEDULE A-2


                      DESCRIPTION OF SECOND GREEN PROPERTY

                                  SCHEDULE A-3


                         DESCRIPTION OF TRIBORO PROPERTY

                                  SCHEDULE A-4

                         DESCRIPTION OF JAMAICA PROPERTY

                                  SCHEDULE B-1


                  DESCRIPTION OF LEASE RE FIRST GREEN PROPERTY

                                  SCHEDULE B-2


                  DESCRIPTION OF LEASE RE SECOND GREEN PROPERTY

                                  SCHEDULE B-3


                    DESCRIPTION OF LEASE RE TRIBORO PROPERTY

                                  SCHEDULE B-4


                     DESCRIPTION OF LEASE RE JAMAICA PROPERTY